Share-Based Compensation	12 Months Ended
Dec. 31, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock Option Plan
Share-Based Compensation
The Park National Corporation 2005 Incentive Stock Option Plan (the “2005 Plan”) was adopted by the Board of Directors of Park on January 18, 2005, and was approved by Park's shareholders at the Annual Meeting of Shareholders on April 18, 2005. Under the 2005 Plan, 1,500,000 common shares were authorized for delivery upon the exercise of incentive stock options. All of the common shares delivered upon the exercise of incentive stock options granted under the 2005 Plan were to be treasury shares. The 2005 Plan was terminated on April 22, 2013 and no common shares were delivered thereunder.

The Park National Corporation 2013 Long-Term Incentive Plan (the "2013 Incentive Plan") was adopted by the Board of Directors of Park on January 28, 2013 and was approved by Park's shareholders at the Annual Meeting of Shareholders on April 22, 2013. The 2013 Incentive Plan replaces the 2005 Plan and Park's Stock Plan for Non-Employee Directors of Park National Corporation and Subsidiaries (the "Directors' Stock Plan") which were terminated immediately following the approval of the 2013 Incentive Plan. The 2013 Incentive Plan makes equity-based awards and cash-based awards available for grant to participants in the form of incentive stock options, nonqualified stock options, stock appreciations rights, restricted common shares, restricted stock awards that may be settled in common shares, cash or a combination of the two, unrestricted common shares and cash-based awards. Under the 2013 Incentive Plan, 600,000 common shares are authorized to be granted. The common shares to be issued and delivered under the 2013 Incentive Plan may consist of either common shares currently held or common shares subsequently acquired by Park as treasury shares, including common shares purchased in the open market or in private transactions. No awards may be made under the 2013 Incentive Plan after April 22, 2023. At December 31, 2014, 557,275 common shares were available for future grants under the 2013 Incentive Plan.

During 2014 and 2013, Park granted 10,200 and 10,550 common shares, respectively, to directors under the 2013 Incentive Plan. The common shares granted to directors were not subjected to a vesting period and resulted in expense of $801,000 and $850,000 in 2014 and 2013, respectively, which is included in Professional fees and services on the Consolidated Income Statement.

On January 24, 2014, the Compensation Committee of the Board of Directors of Park granted awards of 21,975 performance-based restricted stock units (“PBRSUs”) to certain employees of Park, which grants were effective on January 24, 2014. The number of PBRSUs earned or settled will depend on certain performance conditions and are also subject to service-based vesting. Share-based compensation expense of $458,000 was recognized in 2014 related to awards to employees. Park expects to recognize additional share-based compensation expense of approximately $1.2 million through the first quarter of 2018 related to these PBRSUs. No share-based compensation expense was recognized in 2013 or 2012 as there were no outstanding awards held by employees.